Shelton Funds

Shelton Green California Tax-Free Income Fund

(the “Fund”)

Supplement dated May 16, 2023 to the

Prospectus and Statement of Additional Information, each dated

January 1, 2023

Effective May 15, 2023, David Falk is no longer a Portfolio Manager of the Fund. Accordingly, all references to Mr. Falk in the Fund’s Prospectus and Statement of Additional Information are hereby deleted in their entirety.

Please retain this supplement with your Prospectus and SAI